EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-K (the "Report") of Exergetic Energy, Inc. (the "Company") for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the below listed officers, Clarence McCollum, Sr., President, C.B. McCollum, Chairman and James D. Jackson, Principal Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that: (1) The Report fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2011

EXERGETIC ENERGY, INC.

By:	/s/ C.B. McCollum
Chairman of the Board

By:	/s/ James D. Jackson, CFO
Principal Accounting Officer

By:	/s/ Clarence McCollum, Sr.
President